UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2024

Cassava Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41905	91-1911336
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6801 N Capital of Texas Highway, Building 1; Suite 300
Austin, Texas 78731
(Address of principal executive offices, including zip code)

(512) 501-2444
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SAVA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Other Events.

On September 26, 2024, Cassava Sciences, Inc. (the “Company” or “Cassava”) issued a press release related to the matters described in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference.

The information furnished in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.  Other Events.

On September 26, 2024, Cassava announced that it had reached a settlement with the U.S. Securities and Exchange Commission (the “SEC”) resolving the previously reported SEC investigation of the Company’s disclosures regarding its Phase 2b clinical trial of simufilam for the treatment of Alzheimer’s disease (the “Phase 2b Study”) and related matters. The SEC also agreed to a settlement with two former senior employees of the Company. The settlements with the Company and its former senior employees are subject to final approval by a U.S. District Court.

The SEC’s complaint alleges that certain disclosures by the Company regarding the Phase 2b Study violated certain federal securities laws and SEC rules, including negligence-based disclosure violations of Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”), as well as recordkeeping and reporting requirements under the Exchange Act. The complaint alleges that the Company’s SEC reports and other public statements regarding the Phase 2b Study negligently contained materially misleading statements and omissions. The SEC’s allegations with respect to the Company’s two former employees relate to these employees’ roles in such disclosures.

Under its settlement, the Company has consented to a permanent injunction against future violations of Section 17(a) of the Securities Act, Section 13(a)(1) of the Exchange Act and Rules 12b-20, 13a-1, 13a-11 and 13a-13 under the Exchange Act. In addition, Cassava has agreed to pay a civil monetary penalty of $40 million. As reported in its quarterly report on Form 10-Q for its second quarter of fiscal year 2024, the Company had reserved a loss contingency in that amount for the potential settlement of the SEC investigation.

The Company also has implemented remedial measures and taken actions to enhance corporate governance.

9.01: Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release issued by Cassava Sciences, Inc., dated September 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CASSAVA SCIENCES, INC.
a Delaware corporation

Date: September 27, 2024
	By:	/s/ Eric J. Schoen
Eric J. Schoen
Chief Financial Officer